Exhibit 10.6
                                                                    ------------


                 SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT
                          (TEHACHAPI PASS WIND PROJECT)
                          -----------------------------

          This SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT (TEHACHAPI PASS WIND PROJECT) (this "Second Amendment") is executed as of August 31, 2006, among
                     ----------------
ENRON WIND SYSTEMS, LLC, a California limited liability company ("EWS"), ZWHC,
                                                                  ---
LLC, a Delaware limited liability company ("ZWHC"), ZOND WINDSYSTEM PARTNERS,
                                            ----
LTD. SERIES 85-A, a California Limited Partnership ("ZWP 85-A"), ZOND WINDSYSTEM
                                                     --------
PARTNERS, LTD. SERIES 85-B, a California Limited Partnership ("ZWP 85-B", and,
                                                               --------
together with EWS, ZWHC and ZWP 85-A, collectively "Sellers"), AES TEHACHAPI
                                                    -------
WIND, LLC, a Delaware limited liability company ("Purchaser"), and SEAWEST
                                                  ---------
HOLDINGS, INC., a California corporation ("Purchaser Parent").
                                           ---------------

                                   WITNESSETH:
                                   ----------

          WHEREAS, Sellers, Purchaser and Purchaser Parent entered into that certain Purchase and Sale Agreement (Tehachapi Pass Wind Project) dated April 12, 2006 (the "Agreement"), and that certain First Amendment to Purchase and
               ---------
Sale Agreement (Tehachapi Pass Wind Project, dated as of July 31, 2006 (the "First Amendment") and together with the Agreement, herein collectively referred
 ---------------
to as the "Purchase Agreement") for the sale of certain property located in Kern
           ------------------
County, California, as more particularly described in the Purchase Agreement;
and

          WHEREAS, Sellers, Purchaser and Purchaser Parent again desire to modify certain provisions of the Purchase Agreement as set forth herein.

          NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Sellers, Purchaser and Purchaser Parent agree as follows:

     1. Defined Terms. All capitalized terms used herein and not defined shall
        -------------
have the meaning set forth in the Purchase Agreement.

     2. Extension. Section 5.2(b) of the Purchase Agreement is hereby amended by
        ---------
extending the Outside Date until September 30, 2006, in lieu of August 31, 2006 as provided in the First Amendment.

     3. Counterparts. This Second Amendment may be executed in multiple
        ------------
counterparts, each of which, when assembled to include an original or faxed signature for each party contemplated to sign this Second Amendment, will constitute a complete and fully executed agreement. All such fully executed original or faxed counterparts will collectively constitute a single agreement.

     4. Full Force and Effect. Except as modified hereby, the Purchase Agreement
        ---------------------
shall remain in full effect and this Second Amendment shall be binding upon Sellers, Purchaser and Purchaser Parent and their respective successors and assigns. If any inconsistency exists or arises between the terms of this Second Amendment and the terms of the Purchase Agreement, this Second Amendment shall prevail.


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


         Executed on the day and year set forth above.

                                    SELLERS:

                                    ENRON WIND SYSTEMS, LLC,
                                    a California limited liability company

                                    By: Enron Wind LLC,
                                        its sole member

                                        By: Enron Renewable Energy Corp.,
                                            its sole member


                                            By: /s/ Jesse E. Neyman
                                                -------------------------------
                                                Jesse E. Neyman, President and
                                                Chief Executive Officer


                                    ZWHC, LLC,
                                    a Delaware limited liability company

                                    By: Enron Wind Systems, LLC,
                                        its sole member

                                        By: Enron Wind LLC,
                                            its sole member

                                            By:  Enron Renewable Energy Corp.,
                                                 its sole member


                                                 By: /s/ Jesse E. Neyman
                                                     --------------------------
                                                     Jesse E. Neyman, President
                                                     and Chief Executive Officer


                                    ZOND WINDSYSTEM PARTNERS, LTD. SERIES 85-A, a California Limited Partnership

                                    By: Zond Windsystems Management III LLC,
                                        its general partner


                                        By: /s/ Jesse E. Neyman
                                            -----------------------------------
                                            Jesse E. Neyman, President



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


                                    ZOND WINDSYSTEM PARTNERS, LTD. SERIES 85-B, a California Limited Partnership

                                    By: Zond Windsystems Management IV LLC,
                                        its general partner


                                        By: /s/ Jesse E. Neyman
                                            -----------------------------------
                                            Jesse E. Neyman, President


                                    PURCHASER:

                                    AES TEHACHAPI WIND, LLC,
                                    a Delaware limited liability company


                                    By: /s/ Martin C. Crotty
                                        ---------------------------------------
                                        Martin C. Crotty, Vice President



                                    PURCHASER PARENT:

                                    SEAWEST HOLDINGS, INC.,
                                    a California corporation


                                    By: /s/ Martin C. Crotty
                                        ---------------------------------------
                                        Martin C. Crotty, Vice President



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